AMENDMENT NO. 1 TO CREDIT AGREEMENT
        This Amendment No. 1 to Credit Agreement (this "Amendment Agreement") is entered into as of July 28, 1995 by and among AmVestors Financial Corporation (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").
        WITNESSETH:
        WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of December 29, 1994 (the "Credit Agreement"); and
        WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions herein set forth.
        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.
2. Amendments to Credit Agreement.
  2.1 The first recital to the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" and replacing it with a reference to "$15,000,000".
  2.2 Article II of the Credit Agreement is hereby amended by deleting paragraph (a) of Section 2.7 in its entirety and replacing it with the following:
    (a) The Aggregate Revolving Credit Commitment shall be automatically and permanently reduced by $1,250,000 (or such lesser amount as shall then be outstanding) as of the last day of each calender quarter, beginning on March 31, 1997.
  2.3 Article VI of the Credit Agreement is hereby amended as follows:
    (a) Section 6.11 is hereby amended by deleting clause (f) in its entirety and replacing it with the following:
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          (f) Additional unsecured Indebtedness (other than Rate Hedging
Obligations) which, in respect of Indebtedness with an initial principal amount in excess of $100,000, is incurred on terms and conditions acceptable to the Required Lenders, so long as (i) no Default or Unmatured Default has occurred and is existing or would occur after giving effect thereto; (ii)
such incurrence would not violate Section 6.23.2 hereof, as determined on a pro forma basis by recalculating the Leverage Ratio as of the date referenced in the financial statements most recently delivered pursuant to Section 6.1 and giving effect to such proposed incurrence and (iii) the Borrower has delivered to the Lender its financial statements for the Fiscal Quarter ending immediately prior to the date of the proposed incurrence (or, if such Fiscal Quarter is the fourth Fiscal Quarter of a Fiscal Year, for the prior Fiscal Year) in accordance with Section 6.1(a) or Section 6.1(b), as applicable, and a compliance certificate pursuant to Section 6.1(h) demonstrating compliance with the financial covenants set forth in Section
6.23 as of the end of and for such period and certifying that no Default or Unmatured Default has occurred and is then continuing.
        (b) Section 6.23 is hereby amended by (i) deleting Section 6.23.3 in its entirety and replacing it with the following:
        6.23.3 Cash Flow Coverage Ratio. As of the end of each Fiscal Quarter beginning December 31, 1995 maintain a Cash Flow Coverage Ratio of not less than 1.5:1.0.
        and (ii) adding Section 6.23.6 as follows:
        6.23.6 Statutory Operating Income. Cause American to earn at least $1 of statutory operating income ("Summary of Operations" statement, Page 4,
Line 31 of Annual Statement) in the Fiscal Quarters ending on June 30, 1995 and September 30, 1995.
        2.4 The amounts set forth next to each Lender's name under the heading "Commitment" on the signature pages to the Credit Agreement are hereby deleted in their entirety and replaced with the amounts set forth under such heading on the signature pages to this Amendment Agreement.
        2.5 Exhibit D to the Credit Agreement is hereby deleted in its entirety and replaced with the form of compliance certificate attached hereto as Exhibit A.
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3. Conditions Precedent
  Concurrent with the execution and delivery of this Amendment Agreement, the Borrower shall execute and deliver to each Lender an Amended and Restated
Note in the form of Exhibit B hereto in exchange for the Note previously delivered to such Lender, which shall be marked cancelled and returned to the Borrower.
4. Representations and Warranties of the Borrower.
  4.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment
Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting cr editors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).
  4.2 The Borrower hereby certifies that, both before and after giving effect to this Amendment Agreement, each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof.
  4.3 As of the date hereof, after giving effect to the transactions contemplated by the Loan Documents, each of the Borrower and American is solvent.
5. Reference to and Effect on the Credit Agreement.
  5.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
  5.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.
  5.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.
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6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.
7. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that the Agent has received counterparts of this Amendment Agreement duly executed by the Borrower and each of the Lenders.
(signature page to follow)
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  IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.
                             AMVESTORS FINANCIAL CORPORATION
                             By: /s/ Mark Heitz
                             Title:  President

Commitments                  THE FIRST NATIONAL BANK OF CHICAGO
$7,500,000                             Individually and as Agent

                             By: /s/ Cynthia W. Priest
                             Title: Vice President

$7,500,000                   BOATMEN'S FIRST NATIONAL BANK OF KANSAS
                             CITY

                             By: /s/ Barry P. Sullivan
                             Title: Vice President

Aggregate Commitment:
$15,000,000
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